UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2023 (May 1, 2023)
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Aflac Incorporated ("the Company") was held on May 1, 2023. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's Proxy Statement, are as follows: (1) Election of 11 members to the board of directors; (2) Approval of a non-binding advisory proposal on compensation of the Company's named executive officers as described in the Proxy Statement; (3) A non-binding advisory vote on the frequency of future say-on-pay votes; and (4) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. The shareholders approved proposals (1), (2) and (4), and approved a frequency of "every year" for proposal (3).

The total number of shares of the Company’s Common Stock entitled to vote at the meeting was 611,708,391, of which 41,710,135 directly registered shares were entitled to ten votes per share and 47,935,079 shares held in “street” or “nominee” name exercised ten votes per share.

The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
		For	Against	Abstentions	Broker Non-Votes
(1) Election of 11 members to the board of directors:
Daniel P. Amos		958,733,873	16,950,901	4,570,691	85,954,212
W. Paul Bowers		971,425,210	7,247,357	1,582,898	85,954,212
Arthur R. Collins		974,187,220	4,482,272	1,585,973	85,954,212
Miwako Hosoda		975,010,966	3,497,505	1,746,994	85,954,212
Thomas J. Kenny		975,073,049	3,342,583	1,839,833	85,954,212
Georgette D. Kiser		970,061,208	8,643,589	1,550,668	85,954,212
Karole F. Lloyd		972,167,154	6,270,103	1,818,208	85,954,212
Nobuchika Mori		974,574,849	3,968,125	1,712,491	85,954,212
Joseph L. Moskowitz		966,936,684	11,443,634	1,875,147	85,954,212
Barbara K. Rimer, DrPH		961,789,698	16,961,323	1,504,444	85,954,212
Katherine T. Rohrer		965,904,536	12,917,510	1,433,419	85,954,212

(2) Non-binding advisory proposal on executive compensation		950,291,348	26,053,148	3,910,969	85,954,212

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
(3) Non-binding advisory vote on the frequency of future advisory votes on executive compensation	962,679,061	2,764,198	11,875,828	2,936,378	85,954,212

		For	Against	Abstentions	Broker Non-Votes
(4) Ratification of appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2023		1,036,381,228	27,301,592	2,526,857	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 4, 2023	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

2